Exhibit 99.1

Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, debt reduction, cash flows and capital expenditures. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "should", "will" and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. 2

Key Messages Business environment slowly improving Well positioned assets Opportunities to improve performance Strategic review underway Committed to drive shareholder value 3

Challenging Economic Conditions 4 However, we are starting to see improvements....

Challenging Economic Conditions 5 Demand improvement, but off a low base

Well-Positioned in Attractive Markets Refineries located in higher-margin markets Integrated marketing in select regions Key logistics assets Market responsive system optimization Strong management team 6

West Coast Two complex refineries in the largest PADD5 markets Crude flexibility Significant California retail Strategic logistics Anacortes back online in October Access to growing Pacific Rim 7 California and Pacific Northwest

Pacific Rim Hydrocracking refineries Well suited for distillate markets Low operating cost, low capital requirements Strong Tesoro(r) branded marketing Access to growing Pacific Rim 8 Hawaii and Alaska

Rockies and Mid-Continent Low cost refineries well suited to their markets Well positioned to growing advantaged crude supplies Proprietary crude gathering system around Bakken production Shell transaction strengthens marketing integration Strong regional economies 9 Utah and North Dakota

Marketing 878 stations in key markets Tesoro(r), USA(r), Shell(r) Tesoro(r) brand well established in Alaska, Hawaii, Rockies, and Mid-continent Shell(r) and USA(r) brands in California Expansion of Shell relationship Expected 300 stations at Jan 1, 2011 Growth rights in 5 western states Leading commercial marketer of jet fuel in Alaska and Hawaii 10

System Optimization Crude flexibility creates opportunities Movement of intermediates among plants Gasoline vs diesel yield flexibility Effective inventory and working capital management Capital expenditure optimization Extensive waterborne fleet supports optimization 11

Supply and Trading Supply and trading leverages assets Significant crude flexibility Product and intermediates trading balances system Supported by fleet and pipeline logistics Tesoro Panama provides opportunity to capture additional value 12

Opportunities Accelerate capital and non- capital initiatives Drive competitive cost structure Optimize capital spending Increase marketing integration Expand logistics and supply and trading 13

Strategic Review Underway Thorough portfolio assessment Identify improvement opportunities Evaluate growth and repositioning opportunities Identify ways to strengthen balance sheet and enhance financial flexibility Develop plans to drive significant shareholder returns 14

Management Team Focused on Improving Shareholder Return Tesoro Well Positioned Assets in attractive markets Integrated marketing Logistics optionality Optimization, supply and trading capabilities Growth and cost structure opportunities 15